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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                               Amendment Number 4

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 March 23, 2001
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                        Socrates Technologies Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  0-26614                54-1707718
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(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)        Identification No.)


8133 Leesburg Pike, Suite 770, Vienna, Virginia              22182
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  (Address of principal executive offices)                (Zip code)

               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (703) 288-6500

          Former name or former address, if changed since last report:
          ------------------------------------------------------------

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                        Socrates Technologies Corporation
                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Changes in Control of Registrant.
           None.

Item 2.    Acquisition or Disposition of Assets.
           None.

Item 3.    Bankruptcy or Receivership.
           None.

Item 4.    Changes in Registrant's Certifying Accountant.
           None.

Item 5.    Other Events.

Mr. Farshad Sajedi is no longer employed by Technet Computer Services, Inc. or by Networkland Inc.; both these companies are wholly owned subsidiaries of Registrant. Mr. Farshad Sajedi is no longer Chief Executive Officer or an agent of either company effective March 22, 2001, and he is no longer associated with Registrant in any capacity whatsoever.

Mr. Ashok Rattehalli, Member of the Board of Registrant and President of Registrant will be acting Chief Executive Officer for both companies, Technet Computer Services, Inc., and Networkland Inc., effective immediately.

Item 6.   Resignation of Directors.

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           Exhibits:
           None

Item 8.    Change in Fiscal Year.
           None.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 23, 2001
                                         /s/ Andreas A. Keller
                                         ---------------------------------------
                                         Andreas A. Keller, VP Finance